FIRST AMENDMENT TO GROUND LEASE


     THIS FIRST AMENDMENT TO GROUND LEASE ("First Amendment") between Miko Investments, LLC, a Tennessee limited liability company ("Landlord") and Don Pablo's Operating Corp., an Ohio corporation ("Tenant") dated this 30th day of May, 2003.


     WHEREAS, on May 16, 2003, Landlord and Tenant signed a Ground Lease ("Ground Lease") whereby Tenant agreed to lease from Landlord and Landlord agreed to lease to Tenant the real property and improvements thereon known as Don Pablo's #140 located at 8088 Kingston Pike, Knoxville, Tennessee (the "Property"); and


     WHEREAS, the Ground Lease was signed as an Exhibit to the Purchase and Sale Agreement whereby Landlord purchased the Property from Tenant; and


     WHEREAS, the parties wish to change the effective date of the Ground Lease.


     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto amend the Ground Lease as follows:


     1. The  Effective  Date of the  Ground  Lease is hereby  changed to May 30,
2003.


     2. Except as otherwise amended hereby, the Ground Lease shall remain in full force and effect as originally written.


     3 This Agreement may be executed in counterparts, each of which shall be deemed an original and all such counterparts together shall be deemed to constitute an original instrument.


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     This First  Amendment  has been  executed  effective as of the day and year first above written.



                              Miko Investments, LLC, , a Tennessee limited liability company


                              By:__________________________________
                              Its_____________________________



                              Don Pablo's Operating Corp., an Ohio
                              corporation  f/k/a DF&R Operating Company, Inc.)


                              By:___________________________________
                              Margaret E. Waldrep
                              President


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